                               Pearl Mutual Funds

                                  Annual Report

                                December 31, 2002













www.pearlfunds.com

                                                                     Pearl Funds

2610 Park Avenue   PO Box 209    Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

Pearl Mutual Funds

2002 Annual Report
--------------------------------------------------------------------------------

                                                                          Page

Letter from the Investment Management Team ..........................         1

Performance Review ..................................................     2 - 3

Investment Strategy .................................................     3 - 5

Investment Management ...............................................         5

Pearl Total Return Fund Overview ....................................     6 - 8

Pearl Aggressive Growth Fund Overview ...............................    9 - 11

General Information .................................................   12 - 13

Trustees and Officers ...............................................   14 - 16

Independent Auditors' Report ........................................        17

Pearl Total Return Fund Financial Statements ........................   18 - 20

Pearl Aggressive Growth Fund Financial Statements ...................   21 - 23

Notes to Financial Statements .......................................   24 - 26

Financial Highlights ................................................   27 - 28

                       [LETTERHEAD OF PEARL MUTUAL FUNDS]

                                                               February 20, 2003

      Dear Fellow Shareholders:

      Amidst the doom and gloom after a 3-year bear market, we are pleased to report:

      . During the 3 bear years 2000-2002, Pearl Total Return Fund had 2 up years and only 1 down year. For this entire 3-year period, Pearl Total Return Fund was down only 6.52%, while these indexes had far worse declines: Wilshire 5000 down 37.21%, MSCI World down 42.14%, Value Line (Geometric) down 38.76%, All Equity Funds Average (Lipper) down 34.46%, All Long-Term Taxable Funds Average (Lipper) down 23.16%, S&P 500 down 37.61%, and Dow Jones Industrials down 23.53%. These figures are not annualized.

      . In spite of its 2002 negative total return (after 7 consecutive years of positive total returns), Pearl Total Return Fund outperformed all 5 of its comparison indexes in 2002 and also during the past 3 years and 5 years.

      . Pearl Total Return Fund also outperformed all of its 5 comparison indexes on a risk-adjusted basis over the past 1, 3, and 5 years.

      . Although Pearl Aggressive Growth Fund had a negative return in 2002, this Fund outperformed all 5 of its comparison indexes in 2002 and since its inception in July 2001.

      . Pearl Aggressive Growth Fund also outperformed all of its 5 comparison indexes on a risk-adjusted basis over the past year.

      Please see the performance figures, financial statements, notes, general information on page 12, and other information in this report and in the Prospectus. Past performance does not guarantee future results.

      Thank you for your confidence in Pearl Mutual Funds. We continue working to improve performance and achieve long-term growth of your investment.

      You are invited to visit our Website at www.pearlfunds.com. Please call, write, fax, or e-mail us if you have any question.

      Sincerely,

      YOUR INVESTMENT MANAGEMENT TEAM:

      /s/ Kevin J. Burns       /s/ Robert H. Solt           /s/ David M. Stanley
      Kevin J. Burns           Robert H. Solt               David M. Stanley
      Vice President of        Executive Vice President,    Chairman and
      Investment Management    Secretary, and Treasurer     President

Pearl Mutual Funds

Performance Review as of December 31, 2002
--------------------------------------------------------------------------------

Review of 2002 Performance. Total Return of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and each Fund's Comparison Indexes:*

For the year ended 12-31-02:
--------------------------------------------------------------------
Pearl Total Return Fund                                     - 10.75%
Wilshire 5000 Index                                         - 20.86%
MSCI World Index                                            - 19.89%
Value Line (Geometric) Index                                - 28.57%
All Equity Funds Average (Lipper)                           - 20.84%
All Long-Term Taxable Funds Avg.                            - 14.53%

For the year ended 12-31-02:
--------------------------------------------------------------------
Pearl Aggressive Growth Fund                                - 17.27%
Wilshire 5000 Index                                         - 20.86%
MSCI World Index                                            - 19.89%
Value Line (Geometric) Index                                - 28.57%
Standard & Poor's 500 Index                                 - 22.10%
All Equity Funds Average (Lipper)                           - 20.84%

     * All total returns include dividends reinvested, except Value Line Index. The total returns do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. See Page 12 for a description of each index.

We will never be satisfied with a decline. However, we are very pleased that both Pearl Funds outperformed all 5 of their benchmark indexes in the very difficult 2002 investment environment. Past performance does not predict future performance.

2002 Performance Factors. We believe Pearl Total Return Fund's and Pearl Aggressive Growth Fund's comparative performance and total return during 2002 were affected by many factors, including the Funds' investment strategy and decisions by the Funds' Manager, Pearl Management Company. These factors include:

         . U.S. and global stock markets declined sharply during 2002. Most stocks recovered in the fourth quarter, but it was not enough to make up for the damage done in the first 9 months. Investors were concerned about a slowing economy and a possible war in the Middle East. Most stock markets were down significantly for a third straight year.

         . Stock markets continued their marked divergence, similar to the previous 2 years, as most perceived "value" stocks continued to outperform most "growth" stocks. Overall, international stocks also declined during 2002, but they still outperformed U.S. stocks. High-yield bonds as a group were down slightly for the year, but they performed better than most U.S. stocks. These trends helped both Funds' performance.

         . During 2002 a majority of Total Return Fund's mutual fund investments were in relatively conservative funds with below-average risk records, a "value" emphasis, and a focus on small-cap and mid-cap stocks. The Fund also continued to hold two bond funds. We believe these decisions reduced risk and helped the Fund's comparative performance. The Fund also increased its significant investment in international equity funds. As in the previous 2 years, international funds using a value style of investing performed better overall than funds with a growth style. This Fund's international stock funds as a group were strong positive contributors in 2002.

         . Aggressive Growth Fund was more growth-oriented in its fund holdings than Total Return Fund, but Aggressive Growth Fund also held some value-oriented funds and had high small-cap and mid-cap emphasis, both of which helped its performance. This Fund continued its significant investment in international equity funds during 2002, and these funds were also positive contributors to the Fund's outperformance during the year.

         . During 2002 Aggressive Growth Fund moved gradually toward a more aggressive, more growth-oriented position. We believed this decision was appropriate for this aggressive fund after the preceding 2 years of deep stock market decline, but in hindsight, it was premature and did not help this Fund's 2002 performance.

         . Pearl Management Company, the Funds' Manager, continues to use and develop a proprietary method of compiling and evaluating data on a large number of mutual funds and on the global stock markets. We believe this helps Pearl Management Company's allocation decisions and selection of mutual funds.

Investment Strategy
--------------------------------------------------------------------------------

Pearl Total Return Fund is a fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets. This Fund seeks to limit shareholders' risk by holding a modest defensive position at times and by selecting some mutual funds that we believe have relatively lower volatility.

Pearl Aggressive Growth Fund is a fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds.

"Equity mutual funds" means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

No-Load Investing. Both Funds are completely no-load - no sales charge, no redemption fee, no distribution fee (12b-1 fee). The Funds can invest only in no-load (no sales charge and no redemption fee), low-load (2% or lower), or load-waived (due to large purchases) mutual funds. (The Funds also can invest in closed-end funds but have not yet done so.) The Funds seek to avoid sales charges completely. However, some of the mutual funds in which the Funds may invest may impose a 12b-1 fee.

Although some of the Funds' holdings would require a typical investor to pay a sales charge, during 2002 the Funds did not pay any sales charge or any redemption fee. All of the Funds' investments in 2002 were made on a no-load basis.

The Funds' investments in many mutual funds are generally large enough to take advantage of sales load waivers on large purchases. Thus, both Funds are able to select no-load investments from a very wide range of funds.

Another potential benefit to Pearl Funds shareholders is that both Funds have access to some mutual funds that are closed to new investors. At year-end Total Return Fund held three funds (comprising 30% of its total assets) that are no longer open to new investors. Aggressive Growth Fund held five closed funds (comprising 44% of its total assets) at year-end.

Current Investments. As of December 31, 2002, 92.1% of Total Return Fund's total assets were invested in a diversified group of equity mutual funds, 6.5% in a high-yield bond fund, 0.4% in a high-quality bond fund, and 1.0% in cash. This Fund was 91-94% invested in equity funds throughout 2002. As of December 31, 2002, 99.2% of Aggressive Growth Fund's total assets were invested in a diversified group of equity mutual funds, with only 0.8% in cash. In keeping with its investment strategy, this Fund was fully invested in equity funds at all times.

Year-end investments of both Funds are listed in the attached financial statements. Portfolio investments are subject to change.

We still believe there are many risks in the U.S. stock market, including continued (though reduced) overvaluation in some areas (primarily in technology and other growth-style sectors), uncertain strength of economic recovery in the U.S. and abroad, timing and strength of corporate earnings recovery, potential for war or other major shock (such as a terrorist attack or another accounting scandal), and potential panic and capitulation by investors if the bear market continues longer or goes much deeper. However, stock valuations have improved after the sharp declines during the past 3 years. We believe the Federal Reserve Board's strong reductions of interest rates over the past 2 years are very positive for stocks. Although always difficult to judge, we believe the reward/risk ratio is slightly positive on balance for the short-to-intermediate term. We also believe the near-term outlook favors value-oriented funds and small-to-mid-cap stock funds. Their outperformance during the past 3 years (after several years of underperformance) is likely to continue.

Compared to the U.S., we believe valuation still looks favorable for international markets as a whole. Economic difficulty is also a concern outside the U.S., but we believe foreign stocks overall (including those in emerging markets), especially foreign small-cap and mid-cap stocks, still appear to offer a better reward/risk ratio than U.S. stocks. Foreign markets have unique risks and opportunities.

Weighing these factors, Pearl Total Return Fund is nearly fully invested in equity mutual funds. A majority of this Fund's investments are in relatively conservative equity funds that emphasize value, and in equity funds that hold mostly small-to-mid-cap stocks rather than large-caps. This Fund has a significant investment in international stock funds.

Pearl Aggressive Growth Fund continues to be fully invested in equity mutual funds. In comparison with Total Return Fund, Aggressive Growth Fund's portfolio as a whole is more volatile, includes more growth-oriented funds but some value-oriented funds, has a similar emphasis on small-to-mid-cap stocks, and also has a significant investment in international stock funds.

A more precise way to measure each Fund's asset allocation is its investment portfolio asset breakdown, which counts each Fund's indirect investments through the mutual funds held in its portfolio, using the most recent information on the portfolio assets of those mutual funds. Using this method, as of December 31, 2002 each Fund's investment portfolio asset breakdown was:

                                Total Return Fund       Aggressive Growth Fund
                                -----------------       ----------------------
                                     (as a percentage of total assets)

      U.S. Stocks                     43.9%                      52.7%
      Foreign Stocks                  40.1%                      41.9%
      Bonds                            8.6%                       0.3%
      Cash                             7.4%                       5.1%

For example, Pearl Total Return Fund's direct cash position was 1.0%, but the percentage increases to 7.4% when the varying amounts of cash held by the mutual funds in the Fund's portfolio are added. Each Fund's asset allocation and portfolio holdings vary with changes in investments.

We diligently seek to select the best mutual funds in view of changing market conditions. With this goal in mind, we have made several portfolio changes during 2003 to date. Taking into account the opportunities and the risks, we believe each Fund's current portfolio mix is appropriate for the current market environment. However, portfolio holdings are subject to change.

Top 5 Mutual Fund Holdings as of December 31, 2002 (as a percentage of net assets):

Pearl Total Return Fund:
First Eagle Overseas, Class I                                 19.12%
Oakmark International Small Cap, Class I                      12.72%
William Blair International Growth, Class I                   11.21%
Oakmark Select, Class I                                        9.75%
N/I Numeric Small Cap Value                                    9.43%

Pearl Aggressive Growth Fund:
Wasatch Micro Cap                                             15.53%
Dreyfus Premier Emerging Mkts., Class A                       15.09%
Oakmark Global, Class I                                       13.83%
Driehaus International Discovery                              12.99%
Bogle Small Cap Growth, Institutional                         12.66%

Investment Management
--------------------------------------------------------------------------------

Pearl Mutual Funds' investment manager (the "Manager") is Pearl Management Company. The Manager's Investment Committee, including Kevin J. Burns, Robert H. Solt, and David M. Stanley, manages each Fund's portfolio.

Kevin J. Burns is Vice President of Investment Management and Chief Investment Officer of Pearl Mutual Funds and the Manager, and is a Director of the Manager. Since January 1996 he has been an Officer of Pearl Mutual Funds (and its predecessor, Mutual Selection Fund, Inc.) and the Manager, beginning as Research Director. Before 1996, he was engaged in investment management and fund-raising for Operation Mobilization, a Christian charitable organization. His degrees include a BA (Economics) from Simpson College and an MA (Finance and Investment) from the University of Exeter, Exeter, England. He is a Chartered Mutual Fund Counselor.

Robert H. Solt is Executive Vice President, Chief Operating Officer, and Chief Financial Officer of Pearl Mutual Funds and the Manager, and is a Trustee of the Funds. Since February 2001 he has been an Officer of Pearl Mutual Funds and the Manager, beginning as Vice President, and a Director of the Manager. He was elected as a Trustee of the Funds in September 2002. Previously, Mr. Solt was an Officer of Iowans for Tax Relief, Tax Education Foundation, and Tax Education Support Organization, each a nonprofit public interest organization; he was employed by those organizations continuously since 1991. His degrees include a BA (Economics) and a MA (Economics) from Eastern Illinois University.

David M. Stanley is Chairman, President, Chief Executive Officer, and a Trustee of Pearl Mutual Funds and has held these or similar positions with Pearl Mutual Funds and its predecessor continuously since 1972. He also holds the same offices with the Manager, is a Director of the Manager, and has held these or similar positions continuously since 1972. Through 1995, he was Chairman and a Director of Stanley, Lande & Hunter (and its predecessor), a professional corporation of attorneys. His degrees include a BA (Political Science) and a JD
(Law) from the University of Iowa.

Other Staff Persons Providing Services for the Funds and Shareholders:

Karen M. Brookhart, Administrative Assistant to the Vice President of Investment Management
Peggy A. Cherrier, Assistant Secretary and Administrative Assistant
Karen J. Grell, Assistant Treasurer and Accountant
Renata R. LaMar, Assistant Treasurer and Financial Administrator

For more information, go to www.pearlfunds.com -- pages on Management and Real, Live People.

                             Pearl Total Return Fund

10-Year Performance. Pearl Total Return Fund's 10-year performance record is summarized in this graph:

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               PEARL TOTAL RETURN FUND AND ITS COMPARISON INDEXES*
(as of 12-31 each year) (with dividends reinvested, except for Value Line Index)


                                     [GRAPH]

                            Pearl Total Return Fund
                            Average Annual Total Return
                            1 Year   5 Years   10 Years
                            -10.75%  +4.42%     +8.01%

                                                                                              All Long-Term
                                   Wilshire        MSCI       Value Line       All Equity     Taxable Funds
       Year     Pearl Total          5000         World      (Geometric)     Funds Average       Average
       End      Return Fund         Index         Index         Index           (Lipper)         (Lipper)
       1992         $10,000         $10,000       $10,000       $10,000          $10,000          $10,000
       1993         $11,327         $11,129       $12,250       $11,072          $12,156          $12,094
       1994         $10,966         $11,121       $12,872       $10,407          $11,882          $11,760
       1995         $13,283         $15,176       $15,539       $12,414          $14,859          $14,310
       1996         $15,168         $18,393       $17,634       $14,075          $17,492          $16,255
       1997         $17,405         $24,149       $20,413       $17,039          $20,551          $18,675
       1998         $18,205         $29,807       $25,382       $16,393          $22,847          $20,497
       1999         $23,119         $36,829       $31,712       $16,164          $30,487          $25,280
       2000         $23,480         $32,804       $27,532       $14,754          $29,112          $24,855
       2001         $24,215         $29,205       $22,902       $13,857          $25,240          $22,727
       2002         $21,611         $23,113       $18,346       $ 9,898          $19,980          $19,425


     * The total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

Pearl Total Return Fund's average annual total return was + 8.01% during the last 10 years and + 4.42% over the last 5 years. The value of an investment in Total Return Fund grew 116% during the last 10 years and grew 24% during the last 5 years. We believe these are good rates of total return in view of market conditons during these years, but we seek to continue improving them.

Performance of Pearl Total Return Fund and Comparison Indexes through 12-31-02:

-----------------------------------------------------------------------------------------------------
Average Annual Total Returns for years ended
12-31-02 with dividends reinvested (except for          1 year      3 years     5 years     10 years
Value Line Index):
-----------------------------------------------------------------------------------------------------
Pearl Total Return Fund                                 - 10.75%     - 2.22%     + 4.42%    + 8.01%
-----------------------------------------------------------------------------------------------------
Wilshire 5000 Index                                     - 20.86%    - 14.38%     - 0.87%    + 8.74%
-----------------------------------------------------------------------------------------------------
MSCI World Index                                        - 19.89%    - 16.68%     - 2.11%    + 6.26%
-----------------------------------------------------------------------------------------------------
Value Line (Geometric) Index                            - 28.57%    - 15.08%    - 10.29%    - 0.10%
-----------------------------------------------------------------------------------------------------
All Equity Funds Average (Lipper)                       - 20.84%    - 13.14%     - 0.89%    + 7.17%
-----------------------------------------------------------------------------------------------------
All Long-Term Taxable Funds Average (Lipper)            - 14.53%     - 8.41%     + 0.72%    + 6.87%
-----------------------------------------------------------------------------------------------------

See Page 12 for a description of each index.

                             Pearl Total Return Fund

Risk-Adjusted Total Return. This Fund seeks to outperform its 5 benchmark indexes on a long-term risk-adjusted total return basis. Two factors should be considered together in assessing a mutual fund's performance: its total return and its risk. Therefore, we measure the Fund's total return in relation to the risk (volatility) it incurred, and then we compare this risk-adjusted return with the Fund's 5 comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) -- and therefore the risk -- of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. A low standard deviation is desirable.

Standard Deviations of Pearl Total Return Fund and Comparison Indexes through 12-31-02:

   -------------------------------------------------------------------------------------
     Annualized Standard Deviations:                     1 year     3 years    5 years
   -------------------------------------------------------------------------------------
   Pearl Total Return Fund                               17.01%     15.93%       16.63%
   -------------------------------------------------------------------------------------
   Wilshire 5000 Index                                   18.37%     18.74%       20.84%
   -------------------------------------------------------------------------------------
   MSCI World Index                                      16.33%     15.37%       17.75%
   -------------------------------------------------------------------------------------
   Value Line (Geometric) Index                          22.27%     20.40%       20.02%
   -------------------------------------------------------------------------------------
   All Equity Funds Average (Lipper)                     16.26%     17.31%       21.13%
   -------------------------------------------------------------------------------------
   All Long-Term Taxable Funds Average (Lipper)          12.97%     13.23%       15.19%
   -------------------------------------------------------------------------------------

   See page 12 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Total Return Fund and Comparison Indexes through
12-31-02:

   -------------------------------------------------------------------------------------
              Sharpe Ratios:                             1 year     3 years    5 years
   -------------------------------------------------------------------------------------
   Pearl Total Return Fund                               - 0.74     - 0.43     + 0.01
   -------------------------------------------------------------------------------------
   Wilshire 5000 Index                                   - 1.24     - 1.12     - 0.31
   -------------------------------------------------------------------------------------
   MSCI World Index                                      - 1.34     - 1.55     - 0.46
   -------------------------------------------------------------------------------------
   Value Line (Geometric) Index                          - 1.38     - 1.07     - 0.99
   -------------------------------------------------------------------------------------
   All Equity Funds Average (Lipper)                     - 1.41     - 1.13     - 0.31
   -------------------------------------------------------------------------------------
   All Long-Term Taxable Funds Average (Lipper)          - 1.27     - 1.05     - 0.29
   -------------------------------------------------------------------------------------

   See page 12 for a description of each index.

Since neither Total Return Fund nor any of the comparison indexes performed better than Treasury bills during the difficult 12 months through December 31, 2002, all of the Sharpe ratios were negative for that period. However, we are very pleased that this Fund's risk-adjusted performance was the best in the group over the past 1 year, 3 years, and 5 years through December 31, 2002. Total Return Fund had a positive Sharpe ratio for the 5-year period, in contrast to all 5 benchmark indexes.

                             Pearl Total Return Fund

Performance Summary. Pearl Total Return Fund's 2002 total return was - 10.75%. While this down year after 7 consecutive up years is disappointing, we are encouraged by these facts:

       . During the 3-year bear market 2000-2002, this Fund was down only 6.52%, while its comparison indexes were down 23% to 42%; see page
              1. (Not annualized.)

       . The Fund's total return was + 3.13% in 2001, + 1.56% in 2000, + 26.99% in 1999, + 4.60% in 1998, + 14.75% in 1997, + 14.19% in
              1996, and + 21.13% in 1995.

       . The Fund strongly outperformed all 5 comparison indexes in 2002 and also during the last 3 years and 5 years - and outperformed 4 of the 5 during the last 10 years.

       . The Fund's risk-adjusted total return outperformed all 5 comparison indexes during the last 1 year, 3 years, and 5 years.

Performance is historical and does not guarantee future results. See page 12.

We are working to continue the Fund's outperformance of all the comparison indexes.

Fund Expenses. Total Return Fund's total net expenses (after reimbursement by the Manager; see page 12) were 0.97% of this Fund's average net assets during 2002. We believe this 0.97% expense ratio is one of the lowest for all funds of its type (independent fund of funds) in the U.S.

Net Asset Value & Dividend. Total Return Fund's net asset value per share declined 10.75%, from $10.75 (ex-dividend) at December 31, 2001 to $9.59 at December 31, 2002. The $9.59 net asset value was then reduced to $9.50 by payment of the year-end income dividend of $.0944 per share. There was no capital gain distribution for 2002. The dividend did not change the Fund's total return.

   Net Asset Value, December 31, 2001 (ex-dividend)                     $   10.75
   Total return, year 2002 (-10.75%)                                       - 1.16
                                                                        ---------
   Net Asset Value, December 31, 2002 (before dividend)                      9.59
   Income dividend per share ($.0944, rounded to nearest whole cent)          .09
                                                                        ---------
   Net Asset Value, December 31, 2002 (ex-dividend)                          9.50

Year-end 2002 Dividend. Last month we mailed your Shareholder Account Statement showing your 2002 dividend and the total value of your Total Return Fund shares at year-end. Nearly all shareholders reinvested this dividend as of December 31 to buy more Fund shares at the ex-dividend net asset value of $9.50 per share.

We also mailed to you last month a Tax Form 1099-DIV for your 2002 year-end dividend. However, you did not receive a 1099-DIV if your dividend was less than $10.

Net Assets of Total Return Fund decreased from $46,807,185 at Dec. 31, 2001 to $39,928,483 at Dec. 31, 2002. This was primarily due to investment results and shareholder redemptions, including shareholder exchanges from Total Return Fund into Aggressive Growth Fund.

                          Pearl Aggressive Growth Fund

Fund Performance. Pearl Aggressive Growth Fund's performance record since its inception is summarized in this graph:

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            PEARL AGGRESSIVE GROWTH FUND AND ITS COMPARISON INDEXES *
(as of 12-31 each year, from 7-2-01 inception)    (with dividends reinvested,
                                                  except for Value Line Index)

                                     [GRAPH]

                 Pearl       Wilshire      MSCI     Value Line               Lipper
       Year    Aggressive      5000        World   (Geometric)   S&P 500   All Equity
       End    Growth Fund      Index       Index      Index       Index      Return
       2000     $10,000      $10,000      $10,000    $10,000     $10,000
       2001     $10,059      $ 9,450      $ 9,298    $ 9,240     $ 9,443     - 6.34%
       2002     $ 8,321      $ 7,479      $ 7,449    $ 6,600     $ 7,356     -20.84%


     * The total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

After a small positive total return (+ 0.60%) during its first 6 months, Aggressive Growth Fund had a loss in the 2002 major market decline - but outperformed all of its 5 comparison indexes, both during 2002 and during the 18 months since this Fund's inception.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-02:

   ---------------------------------------------------------------------------------------
   Average Annual Total Returns for periods ended 12-31-02                    From 7-2-01
   with dividends reinvested (except for Value Line Index):       1 Year     (inception)
   ---------------------------------------------------------------------------------------
   Pearl Aggressive Growth Fund                                   - 17.27%     - 11.53%
   ---------------------------------------------------------------------------------------
   Wilshire 5000 Index                                            - 20.86%     - 17.61%
   ---------------------------------------------------------------------------------------
   MSCI World Index                                               - 19.89%     - 17.83%
   ---------------------------------------------------------------------------------------
   Value Line (Geometric) Index                                   - 28.57%     - 24.20%
   ---------------------------------------------------------------------------------------
   Standard & Poor's 500 Index                                    - 22.10%     - 18.51%
   ---------------------------------------------------------------------------------------
   All Equity Funds Average (Lipper)                              - 20.84%     - 18.08%
   ---------------------------------------------------------------------------------------

   See page 12 for a description of each index.

                          Pearl Aggressive Growth Fund

Risk-Adjusted Total Return. Even though Aggressive Growth Fund is not as focused as Total Return Fund on the potential riskiness of its portfolio, we measure Aggressive Growth Fund's total return in relation to the risk (volatility) it incurred. Then we compare this risk-adjusted return with the Fund's 5 benchmark indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) -- and therefore the risk -- of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. A low standard deviation is desirable, although an aggressive growth fund by its nature will be more risky than a more conservative fund.

Standard Deviations of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-02:

           --------------------------------------------------------
               Annualized Standard Deviations:             1 Year
           --------------------------------------------------------
            Pearl Aggressive Growth Fund                   18.15%
           --------------------------------------------------------
            Wilshire 5000 Index                            18.37%
           --------------------------------------------------------
            MSCI World Index                               16.33%
           --------------------------------------------------------
            Value Line (Geometric) Index                   22.27%
           --------------------------------------------------------
            Standard & Poor's 500 Index                    18.14%
           --------------------------------------------------------
            All Equity Funds Average (Lipper)              16.26%
           --------------------------------------------------------

           See page 12 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-02:

           --------------------------------------------------------
                   Sharpe Ratios:                          1 Year
           --------------------------------------------------------
            Pearl Aggressive Growth Fund                   - 1.06
           --------------------------------------------------------
            Wilshire 5000 Index                            - 1.24
           --------------------------------------------------------
            MSCI World Index                               - 1.34
           --------------------------------------------------------
            Value Line (Geometric) Index                   - 1.38
           --------------------------------------------------------
            Standard & Poor's 500 Index                    - 1.33
           --------------------------------------------------------
            All Equity Funds Average (Lipper)              - 1.41
           --------------------------------------------------------

           See page 12 for a description of each index.

Since neither Aggressive Growth Fund nor any of the comparison indexes performed better than Treasury bills in the difficult market during the past 12 months, all of the Sharpe ratios were negative. However, we are pleased that this Fund's risk-adjusted performance was the best in the group.

                          Pearl Aggressive Growth Fund

Performance Summary. Pearl Aggressive Growth Fund's 2002 total return in this very difficult market environment was - 17.27%. Although we will never be satisfied with a negative return, we encouraged that Aggressive Growth Fund performed better than all 5 of its comparison indexes in 2002 and since this Fund's inception on July 2, 2001.

We are also pleased that the Fund's risk-adjusted total return outperformed all 5 of its comparison indexes in 2002, although this is not a primary consideration for this Fund.

Performance is historical and does not guarantee future results. See page 12.

We are working to continue the Fund's outperformance of all the comparison indexes.

Fund Expenses. Aggressive Growth Fund's total net expenses (after reimbursement by the Manager; see page 12) were 0.98% of this Fund's average net assets during 2002. We believe this 0.98% expense ratio is one of the lowest for all funds of its type (independent fund of funds) in the U.S.

Net Asset Value. Aggressive Growth Fund's net asset value per share declined 17.27%, from $9.90 (ex-dividend) at December 31, 2001 to $8.19 at December 31, 2002.

This Fund did not pay a dividend or distribution in 2002.

Net Assets of Aggressive Growth Fund decreased from $15,845,635 at December 31, 2001 to $14,605,340 at December 31, 2002. This was primarily due to investment results.

General Information
--------------------------------------------------------------------------------

This report is provided for the general information of the shareholders of Pearl Mutual Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please read the Prospectus carefully before you invest or send money. For more information on either Fund, including fees and expenses, please call (toll-free) 866-747-9030 or visit our Website at www.pearlfunds.com.

Shares of the Pearl Funds are available to persons residing in certain states. Please call (toll-free) 866-747-9030 to determine whether you are eligible to purchase Fund shares. This report is not an offer of or a solicitation of an offer to buy any of the Pearl Mutual Funds, nor shall any of the Pearl Mutual Funds be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under the securities law of that jurisdiction.

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in each Pearl Fund will fluctuate, so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you receive this report. For recent performance information, go to www.pearlfunds.com.

All investments involve risks. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund's shares were not registered under the Securities Act of 1933 and sales were made only on a private basis. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

Total return means total growth of the investment, with all dividends and distributions (including capital gains) reinvested.

All total returns for any period of less than 12 months are not annualized.

Limits on Expenses. Pearl Management Company, the Funds' Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including management and administrative fees) exceeding the following expense ratios: 0.98% of a Fund's average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of these limits, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limits. These expense limits will continue at least through December 31, 2007 unless a change is approved by the Funds' Board of Trustees.

The Manager's reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Description of Indexes: The Wilshire 5000 Index is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Value Line (Geometric) Index is an unmanaged index that equally weights a broad range of publicly-traded U.S. common stocks included in The Value Line Investment Survey and is generally representative of the performance of the average U.S. common stock. The Standard & Poor's (S & P) 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. The All Equity Funds Average (Lipper) is an unmanaged and unweighted average of the total return performance of all equity-oriented mutual funds as classified and calculated by Lipper Inc. The All Long-Term Taxable Funds Average (Lipper) is an unmanaged and unweighted average of the total return performance of all long-term taxable mutual funds as classified and calculated by Lipper Inc.

The holdings of each of the Pearl Mutual Funds are not identical to the Wilshire 5000 Index, MSCI World Index, Value Line (Geometric) Index, S & P 500 Index, All Equity Funds Average (Lipper), All Long-Term Taxable Funds Average (Lipper), or any other market index. Therefore, the performance of each Pearl Fund will not mirror the returns of any particular index. It is not possible to invest directly in an index.

Communications Invited on Accounting and Auditing. Any shareholder may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by any of these three means:
     1. E-mail addressed to dave@evanwood.com (This is the preferred method.)
     2. Telephone to 303-679-9689
     3. Mail to 32500 El Diente Court, Evergreen, CO 80439

Privacy Policy. Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has adopted a privacy policy. You may view the privacy policy at www.pearlfunds.com (click the Privacy Policy page) or by calling (toll-free) 866-747-9030.

We Invite and Welcome Your Calls. A real, live person will talk with you, promptly. You will know the full name of the person you talk with. He or she will be one of our officers or key staff persons. You will get a straight answer. If we don't know the answer, we will find it and get back to you quickly.

If we break this promise, tell us and you will receive our personal apology.

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

                              Trustees and Officers

The names of the Trustees and Officers of Pearl Mutual Funds, the date each was first elected or appointed to office, and their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each Trustee and Officer serves in that capacity for each of the two series of Pearl Mutual Funds: Pearl Total Return Fund and Pearl Aggressive Growth Fund.

                                                Date First
                                                Elected or
Name and Age             Positions Held         Appointed                    Principal Occupations                      Other
 at 12-31-02               with Funds           to Office **                  during Past 5 Years                   Directorships
 -----------               ----------           ------------                  -------------------                   -------------
Trustees who are "Interested Persons" of the Funds: *

Robert H. Solt, 35       Executive Vice         Feb. 2001           Director since Feb. 2001, Executive Vice        None.
                         President, Chief       and Sept.           President, Chief Operating Officer, Chief
                         Operating Officer,     2002                Financial Officer, Secretary, and
                         Chief Financial        (Trustee)           Treasurer since June 2001, Vice President,
                         Officer, Secretary,                        Asst. Secretary, and Asst. Treasurer, Feb.
                         Treasurer, and                             2001 to June 2001, Pearl Management Company;
                         Trustee                                    prior thereto (beginning 1991), Officer,
                                                                    Iowans for Tax Relief, Tax Education
                                                                    Foundation, and Tax Education Support
                                                                    Organization (nonprofit public interest
                                                                    organizations).

David M. Stanley, 74     Chairman,              July                Chairman, President, Chief Executive            Midwest
                         President, Chief       1972                Officer, Asst. Secretary, and Director,         Management
                         Executive Officer,                         Pearl Management Company.                       Corporation
                         Asst. Secretary,                                                                           (private
                         and Trustee                                                                                investment
                                                                                                                    company).

Trustees who are not "Interested Persons" of the Funds:

John W. Axel, 61         Trustee                Dec.                Owner and Chief Executive Officer,              None.
                                                1974                Iowa Companies, Inc. (holding company);
                                                                    President, Environmental Services Inc.
                                                                    (waste hauling); President, Perfect
                                                                    Pallet Co.

Jeffrey R. Boeyink, 40   Trustee                Oct.                Executive Vice President, Iowans for Tax        None.
                                                1997                Relief, Tax Education Foundation, and Tax
                                                                    Education Support Organization (nonprofit
                                                                    public interest organizations).

Douglas B. Coder, 66     Trustee                Dec.                Owner, Coder Co. (business brokerage);          None.
                                                1974                Owner, DBC Realty (investments);
                                                                    Chairman and Director, Catalyst
                                                                    International (software).

Dr. David N. DeJong, 39  Trustee                Dec.                Professor of Economics, University of           None.
                                                1998                Pittsburgh.

                                                Date First
                                                Elected or
Name and Age             Positions Held         Appointed                    Principal Occupations                      Other
 at 12-31-02               with Funds           to Office **                  during Past 5 Years                   Directorships
 -----------               ----------           ------------                  -------------------                   -------------
David L. Evans, 61       Trustee                June                Owner and CEO, Evanwood Corporation             John Deere
                                                1977                (consulting) since Jan. 1992; Chief             Receivables,
                                                                    Financial Officer, Netbeam, Inc. (Internet      Inc. (asset -
                                                                    access) Oct. 1999 to Nov. 2000; Chief           backed
                                                                    Financial Officer, Rocky Mountain Internet      securities).
                                                                    (Internet services) June 1997
                                                                    to Aug. 1998.

Other Officers of Pearl Mutual Funds:

Kevin J. Burns, 33       Vice President of      Jan.                Director since June 1998, Vice President        None.
                         Investment             1996                of Investment Management and Chief
                         Management,                                Investment Officer since Feb. 2001, Asst.
                         Chief Investment                           Secretary and Asst. Treasurer since
                         Officer, Asst.                             March 1997, Vice President Jan. 1998 to
                         Secretary, and                             Feb. 2001, and Research Director Jan.
                         Asst. Treasurer                            1996 to Feb. 2001, Pearl Management
                                                                    Company.

Karen M. Brookhart, 31   Asst. Secretary        March               Asst. Secretary since March 2002,               None.
                         and Administrative     2002                Administrative Assistant to Vice-President
                         Assistant to Vice                          of Investment Management since Sept.
                         President of                               2001, Pearl Management Company;
                         Investment                                 Customer Service Representative, HON
                         Management                                 Company, July 1999 to Aug. 2001;
                                                                    Marketing Consultant, Elgin Broadcasting,
                                                                    Sept. 1998 to June 1999; prior thereto,
                                                                    Marketing Consultant, Muscatine
                                                                    Communications.

Peggy A. Cherrier, 50    Asst. Secretary        March               Asst. Secretary since Feb. 2001,                None.
                         and Administrative     2001                Administrative Assistant since Aug. 2000,
                         Assistant                                  Pearl Management Company;
                                                                    Administrative Assistant, Iowans for Tax
                                                                    Relief, Mar. 1999 to Aug. 2000; prior
                                                                    thereto, Legal Assistant, Allbee, Allison &
                                                                    Denning.

Karen J. Grell, 30       Asst. Treasurer        June                Asst. Treasurer since June 2001 and             None.
                         and Accountant         2001                Accountant Since Feb. 2001, Pearl
                                                                    Management Company; Bookkeeper,
                                                                    Davenport Printing Co., Dec. 1999 to Feb.
                                                                    2001; prior thereto, Bookkeeper, Kevin
                                                                    Grell Trucking.

                                                Date First
                                                Elected or
  Name and Age             Positions Held        Appointed           Principal Occupations                   Other
  at 12-31-02                with Funds         to Office **          during Past 5 Years                 Directorships
  -----------                ----------         ------------          -------------------                 -------------
Renata R. LaMar, 38       Asst. Treasurer         March         Asst. Treasurer and Financial                 None.
                          and Financial           2001          Administrator since Feb. 2001,
                          Administrator                         Accountant, Aug. 2000 to Feb. 2001,
                                                                Pearl Management Company;
                                                                Accountant, Mar. 1997 to Aug. 2000,
                                                                Heart of America Restaurants & Inns;
                                                                prior thereto, Accountant, Cedar River
                                                                Paper Co.

* Mr. Stanley is an "Interested Person" of Pearl Mutual Funds, as defined in the Investment Company Act of 1940, because he is the Chairman, President, Chief Executive Officer, and a Director of Pearl Management Company, the investment manager for Pearl Mutual Funds.

* Mr. Solt is an "Interested Person" of Pearl Mutual Funds, as defined in the Investment Company Act of 1940, because he is the Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary, Treasurer, and a Director of Pearl Management Company, the investment manager for Pearl Mutual Funds.

** Dates prior to June 2001 correspond to the date first elected or appointed as a Director or Officer of Mutual Selection Fund, Inc., the Funds' predecessor.

The business address of the Trustees and Officers affiliated with Pearl Mutual Funds is 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761. The addresses of the other Trustees are:

         Mr. Axel - 2007 Circle Drive, Muscatine, IA 52761
         Mr. Boeyink - 303 Woodcreek Lane, Muscatine, IA 52761
         Mr. Coder - 8711 East Pinnacle Peak Rd., Scottsdale, AZ 85255 Dr. DeJong - Department of Economics, University of Pittsburgh, Pittsburgh, PA 15260
         Mr. Evans - 32500 El Diente Court, Evergreen, CO 80439

The Board of Trustees has overall responsibility for the affairs of Pearl Mutual Funds. Each Trustee serves for an indefinite term of unlimited duration until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or a successor, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy provided that at least two-thirds of the Trustees have been elected by the shareholders. A Trustee may be removed, with or without cause, at any time by a vote of at least two-thirds of the Funds' outstanding shares or by written instrument signed by at least two-thirds of the remaining Trustees.

The Board of Trustees elects the Officers of Pearl Mutual Funds annually. Each Officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Trustees may remove any Officer, with or without cause, at any time.

The Funds' Statement of Additional Information includes more information about the Trustees and Officers. You may obtain a free copy of the Statement of Additional Information in any of these ways:
         Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761
         E-mail to info@pearlfunds.com
         Fax to 563-288-4101
         Call (toll-free) 866-747-9030
         View and download the Statement of Additional Information at www.pearlfunds.com

[LETTERHEAD OF DELOITTE & TOUCHE]

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Pearl Mutual Funds:

We have audited the accompanying statements of net assets of Pearl Mutual Funds, including Pearl Total Return Fund and Pearl Aggressive Growth Fund (collectively, the "Funds") as of December 31, 2002 and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Pearl Total Return Fund for the years ended prior to December 31, 1999 were audited by other auditors whose report, dated February 22, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2002, the results of their respective operations, the changes in their respective net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

January 24, 2003

                             PEARL TOTAL RETURN FUND
                             STATEMENT OF NET ASSETS
                                December 31, 2002

ASSETS:

  INVESTMENTS in mutual funds, all common                                            % of
    stocks of unaffiliated issuers:                                     Shares       net          Market
                                                                        owned       assets         value
                                                                      ---------    --------    ------------
    Equity mutual funds:
       DLB Small Company Opportunities Fund .........................   289,325       8.85%    $  3,532,664
       First Eagle Overseas Fund, Class I ...........................   573,261      19.12%       7,635,830
       Meridian Value Fund ..........................................    53,868       3.79%       1,513,154
       N/I Numeric Small Cap Value Fund .............................   260,418       9.43%       3,765,639
       Oakmark International Small Cap Fund, Class I ................   478,128      12.72%       5,077,715
       Oakmark Select Fund, Class I .................................   163,440       9.75%       3,893,152
       Royce Special Equity Fund ....................................   161,202       5.75%       2,295,518
       Tweedy Browne Global Value Fund ..............................    92,587       3.67%       1,463,795
       Wasatch Core Growth Fund .....................................   117,576       7.86%       3,136,940
       William Blair International Growth Fund, Class I .............   337,304      11.21%       4,476,019
                                                                                   --------    ------------

                    TOTAL EQUITY MUTUAL FUNDS .......................                92.15%      36,790,426
                                                                                   --------    ------------
    Income mutual funds:
       PIMCO Total Return Fund, Institutional .......................    13,153       0.35%         140,339
       Pioneer High Yield Fund, Class A .............................   269,767       6.55%       2,616,736
                                                                                   --------    ------------
                    TOTAL INCOME MUTUAL FUNDS .......................                 6.90%       2,757,075
                                                                                   --------    ------------
    Money market mutual fund:
       Vanguard Money Market Prime ..................................    10,861       0.03%          10,861
                                                                                   --------    ------------
       TOTAL INVESTMENTS (cost $43,080,202, including
       reinvested dividends and distributions) ......................                99.08%      39,558,362

    Cash ............................................................                 1.01%         403,895
    Accrued interest on bank account ................................                 0.00%             503
                                                                                   --------    ------------

                    TOTAL ASSETS                                                    100.09%      39,962,760
                                                                                   --------    ------------
LIABILITIES:

    Investment manager's fees payable (Note 5) ......................                 0.07%          28,503
    Payable to manager for expenses of Fund (Note 5) ................                 0.02%           4,910
    Other liabilities ...............................................                 0.00%             864
                                                                                   --------    ------------

                    TOTAL LIABILITIES                                                 0.09%          34,277
                                                                                   --------    ------------

NET ASSETS, applicable to 4,202,914 outstanding shares of
  beneficial interest (no par value); unlimited shares authorized ...               100.00%    $ 39,928,483
                                                                                   ========    ============
       NET ASSET VALUE -- OFFERING AND
          REDEMPTION PRICE PER SHARE ................................                          $       9.50
                                                                                               ============
NET ASSETS CONSIST OF:
    Capital .........................................................                          $ 44,523,259
    Accumulated undistributed net investment income .................                                   308
    Accumulated net realized losses .................................                            (1,073,244)
    Net unrealized depreciation in value of investments .............                            (3,521,840)
                                                                                               ------------
                    TOTAL NET ASSETS                                                           $ 39,928,483
                                                                                               ============

                       See notes to financial statements.

                             PEARL TOTAL RETURN FUND
                             STATEMENT OF OPERATIONS

                                                                         Year Ended
                                                                     December 31, 2002
                                                                     -----------------
INVESTMENT INCOME:

  Income:
     Dividends ....................................................         $  812,222
     Interest on bank account .....................................              6,319
                                                                     -----------------

              TOTAL INVESTMENT INCOME .............................            818,541

  Expenses, current year (Note 5):
     Associations .................................................              2,039
     Auditors' services ...........................................             30,694
     Custodian fees ...............................................              4,297
     Data processing ..............................................             12,131
     Trustees' fees (Note 6) ......................................             26,298
     Registration fees ............................................              6,135
     Insurance ....................................................             17,903
     Investment management and
        administrative services fees (Note 5) .....................            366,288
     Legal services ...............................................             78,841
     Meetings .....................................................              5,249
     Other ........................................................              1,308
                                                                     -----------------

           TOTAL EXPENSES BEFORE REIMBURSEMENT ....................            551,183

  Expenses reimbursed by investment manager (Note 5) ..............           (125,738)
                                                                     -----------------

              TOTAL EXPENSES ......................................            425,445
                                                                     -----------------

              NET INVESTMENT INCOME ...............................            393,096
                                                                     -----------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:

  Net realized losses on investments (securities of unaffiliated
     issuers) .....................................................         (1,027,139)

  Change in net unrealized appreciation of investments ............         (4,218,298)
                                                                     -----------------

     NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ............         (5,245,437)
                                                                     -----------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............        ($4,852,341)
                                                                     =================

                       See notes to financial statements.

                             PEARL TOTAL RETURN FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended           Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                            December 31, 2002    December 31, 2001
                                                                              -----------------    -----------------
FROM OPERATIONS:

   Net investment income ...................................................   $    393,096          $    516,092

   Net realized losses on investments ......................................     (1,027,139)              (46,661)

   Change in net unrealized appreciation (depreciation) of investments .....     (4,218,298)            1,410,686
                                                                               ------------          ------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING
             FROM OPERATIONS ...............................................     (4,852,341)            1,880,117
                                                                               ------------          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

   Dividends from net investment income ....................................       (393,096)             (516,092)
                                                                               ------------          ------------
FROM CAPITAL SHARES TRANSACTIONS:

   Proceeds received for shares sold (211,154 and 263,778 shares) ..........      2,155,143             2,862,704

   Net asset value of shares (41,353 and 48,019 shares) issued
     in reinvestment of distributions ......................................        392,852               516,209

   Paid on redemption of shares (402,934 and 1,545,071 shares),
     including exchanges into Pearl Aggressive Growth Fund .................     (4,181,260)          (16,810,394)
                                                                               ------------          ------------
        DECREASE IN NET ASSETS FROM CAPITAL
          SHARES TRANSACTIONS:
               (net decrease of 150,427 and 1,233,274 shares) ..............     (1,633,265)          (13,431,481)
                                                                               ------------          ------------

TOTAL DECREASE IN NET ASSETS ...............................................     (6,878,702)          (12,067,456)

NET ASSETS:

   Beginning of period .....................................................     46,807,185            58,874,641
                                                                               ------------          ------------
   End of period (including accumulated undistributed net investment
     income of $308 and $64, respectively) .................................   $ 39,928,483          $ 46,807,185
                                                                               ============          ============

                       See notes to financial statements.

                          PEARL AGGRESSIVE GROWTH FUND
                             STATEMENT OF NET ASSETS
                                December 31, 2002

ASSETS:

  INVESTMENTS in mutual funds, all common                                                      % of
   stocks of unaffiliated issuers:                                              Shares          net           Market
                                                                                owned         assets          value
                                                                              ---------     ----------    ------------
  Equity mutual funds:
    Bjurman Micro-Cap Growth Fund ...........................................    73,522          10.22%   $  1,493,236
    Bogle Small Cap Growth Fund, Institutional Class ........................   111,385          12.66%      1,848,999
    Bridgeway Aggressive Investors 1 ........................................    31,709           6.86%      1,001,688
    Dreyfus Premier Emerging Markets Fund, Class A ..........................   198,776          15.09%      2,204,426
    Driehaus International Discovery Fund ...................................   105,253          12.99%      1,897,720
    Nicholas Applegate International Growth Opportunities Fund, Series I ....    23,574           3.01%        438,479
    Oakmark Global Fund, Class I ............................................   155,524          13.83%      2,018,699
    Oakmark International Small Cap Fund, Class I ...........................    62,340           4.53%        662,050
    Wasatch Micro Cap Fund ..................................................   431,200          15.53%      2,268,111
    Wasatch Small Cap Value Fund ............................................   194,740           4.57%        667,960
                                                                                            ----------    ------------
              TOTAL EQUITY MUTUAL FUNDS .....................................                    99.29%     14,501,368
                                                                                            ----------    ------------

  Money market mutual fund:
    Vanguard Money Market Prime .............................................     6,332           0.04%          6,332
                                                                                            ----------    ------------
    TOTAL INVESTMENTS (cost $16,350,072, including
    reinvested dividends and distributions) .................................                    99.33%     14,507,700
  Cash ......................................................................                     0.75%        109,996
  Accrued interest on bank account ..........................................                     0.00%             97
                                                                                            ----------    ------------

              TOTAL ASSETS ..................................................                   100.08%     14,617,793
                                                                                            ----------    ------------
LIABILITIES:

  Investment manager's fees payable (Note 5) ................................                     0.07%         10,877
  Payable to manager for expenses of Fund (Note 5) ..........................                     0.01%          1,518
  Other liabilities .........................................................                     0.00%             58
                                                                                            ----------    ------------

              TOTAL LIABILITIES .............................................                     0.08%         12,453
                                                                                            ----------    ------------

NET ASSETS, applicable to 1,783,542 outstanding shares of
beneficial interest (no par value); unlimited shares authorized .............                   100.00%   $ 14,605,340
                                                                                            ==========    ============

  NET ASSET VALUE - OFFERING AND
   REDEMPTION PRICE PER SHARE ...............................................                             $       8.19
                                                                                                          ============

NET ASSETS CONSIST OF:
  Capital ...................................................................                             $ 17,654,105
  Accumulated net realized losses ...........................................                               (1,206,393)
  Net unrealized depreciation in value of investments .......................                               (1,842,372)
                                                                                                          ------------
              TOTAL NET ASSETS ..............................................                             $ 14,605,340
                                                                                                          ============

                       See notes to financial statements.

                          PEARL AGGRESSIVE GROWTH FUND
                             STATEMENT OF OPERATIONS

                                                                                       Year Ended
                                                                                    December 31, 2002
                                                                                    -----------------
INVESTMENT INCOME (LOSS):

  Income:
     Dividends ....................................................................    $    24,333
     Interest on bank account .....................................................          1,145
                                                                                       -----------
             TOTAL INVESTMENT INCOME ..............................................         25,478

  Expenses, current year (Note 5):
     Associations .................................................................            742
     Auditors' services ...........................................................         11,006
     Custodian fees ...............................................................          1,580
     Data processing ..............................................................          4,568
     Trustees' fees (Note 6).......................................................          9,702
     Registration fees ............................................................          4,449
     Insurance ....................................................................          6,780
     Investment management and
       administrative services fees (Note 5) ......................................        139,123
     Legal services ...............................................................         29,319
     Meetings .....................................................................          1,929
     Other ........................................................................            507
                                                                                       -----------
          TOTAL EXPENSES BEFORE REIMBURSEMENT .....................................        209,705

  Expenses reimbursed by investment manager (Note 5) ..............................        (52,276)
                                                                                       -----------
             TOTAL EXPENSES .......................................................        157,429
                                                                                       -----------
             NET INVESTMENT INCOME (LOSS) .........................................       (131,951)
                                                                                       -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:

 Net realized losses from investments (securities of unaffiliated issuers) ........     (1,206,451)

 Change in net unrealized depreciation of investments .............................     (1,746,594)
                                                                                       -----------
     NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ............................     (2,953,045)
                                                                                       -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................    ($3,084,996)
                                                                                       ===========

                       See notes to financial statements.

                           PEARL AGGRESSIVE GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      Year Ended           Period Ended
INCREASE (DECREASE) IN NET ASSETS:                                 December 31, 2002     December 31, 2001
                                                                   -----------------     -----------------
FROM OPERATIONS:

  Net investment income (loss) ...................................        ($131,951)     $         97,929

  Net realized gains (losses) on investments .....................       (1,206,451)              152,267

  Change in net unrealized depreciation of investments ...........       (1,746,594)              (95,778)
                                                                   ----------------      ----------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS ......................................       (3,084,996)              154,418
                                                                   ----------------      ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

  Dividends from net investment income ...........................                0               (97,929)

  Distributions from net realized gains ..........................                0              (152,267)
                                                                   ----------------      ----------------

       DECREASE IN NET ASSETS DUE TO DISTRIBUTIONS ...............                0              (250,196)
                                                                   ----------------      ----------------
FROM CAPITAL SHARES TRANSACTIONS:

  Proceeds received for shares sold (183,251 and 1,575,659 shares)        1,850,762            15,691,275

  Net asset value of shares (0 and 25,258 shares) issued
     in reinvestment of distributions ............................                0               250,138

  Paid on redemption of shares (626 and 0 shares),
     including exchanges into Pearl Total Return Fund ............           (6,061)                    0
                                                                   ----------------      ----------------
       INCREASE IN NET ASSETS FROM CAPITAL
          SHARES TRANSACTIONS:
               (net increase of 182,625 and 1,600,917 shares) ....        1,844,701            15,941,413
                                                                   ----------------      ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................       (1,240,295)           15,845,635

NET ASSETS:

  Beginning of period ............................................       15,845,635                     0
                                                                   ----------------      ----------------
  End of period ..................................................      $14,605,340      $     15,845,635
                                                                   ================      ================

                       See notes to financial statements.

                           PEARL TOTAL RETURN FUND and
                          PEARL AGGRESSIVE GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                    PERIODS ENDED DECEMBER 31, 2002 AND 2001

1. ORGANIZATION. Pearl Total Return Fund (PTRF) and Pearl Aggressive Growth Fund (PAGF) (the "Funds") are each a series of Pearl Mutual Funds, a Massachusetts business trust (the "Trust") registered under the Investment Company Act of 1940 and are diversified, no-load, open-end management investment companies (mutual funds). Prior to July 2, 2001, PTRF was separately registered under the name Mutual Selection Fund, Inc.

       The Funds' investments are limited to: (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of "low-load" mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); (3) closed-end fund shares with a sales commission or sales load that does not exceed 2% of the purchase price (although the Funds have never invested in closed-end funds); and (4) cash and cash equivalents.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Funds' distributions to their shareholders are recorded on the ex-dividend date. (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

3. INCOME TAXES. It is the Funds' policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Funds will not be required to pay any federal or state income taxes. Therefore, the Funds make no provision for income taxes.

       As of December 31, 2002, PTRF had the following capital loss carry-forwards available to offset future capital gains: $46,105 through December 31, 2009 and $1,027,139 through December 31, 2010.

       PTRF cost for federal income tax purposes was $43,080,202, including the amounts of all reinvested dividends and distributions, as of December 31, 2002; the aggregate gross unrealized appreciation was $213,546; and the aggregate gross unrealized depreciation was ($3,735,386); resulting in net unrealized depreciation of ($3,521,840).

       As of December 31, 2002, PAGF had a capital loss carry-forward of $1,206,393 that is available to offset future capital gains through December 31, 2010.

       PAGF cost for federal income tax purposes was $16,350,072, including the amounts of all reinvested dividends and distributions, as of December 31, 2002; the aggregate gross unrealized appreciation was $0; and the aggregate gross unrealized depreciation was ($1,842,372); resulting in net unrealized depreciation of ($1,842,372).

4. INVESTMENT TRANSACTIONS. PTRF's costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $23,912,863 and $25,599,786, respectively, for 2002. Purchases include reinvestments of dividends and distributions.

       PAGF's costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $10,742,031 and $8,974,399, respectively, for 2002. Purchases include reinvestments of dividends and distributions.

                           PEARL TOTAL RETURN FUND and
                          PEARL AGGRESSIVE GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)
                    PERIODS ENDED DECEMBER 31, 2002 AND 2001

5. INVESTMENT MANAGER; EXPENSES. Pearl Management Company (previously named Mutual Selection Management Company) is the Funds' investment manager (the "Manager"). The Investment Advisory Agreement which was effective through July 1, 2001 for PTRF (formerly Mutual Selection Fund, Inc.), required the Manager to furnish investment advice and supervision, statistical and research services, and a complete program for management of the Fund's assets; assist the Fund in executing purchases and sales; provide office space for the Fund; and pay the Fund's sales and promotion expenses and compensation of the Fund's executives. PAGF did not come under the Investment Advisory Agreement because PAGF was not organized until July 2, 2001.

       Under the Investment Advisory Agreement, PTRF paid the Manager a fee at the annual rate of 0.81% of PTRF's average net assets up to $30,000,000 (computed at the beginning of each month); 0.72% of PTRF's net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.48% of PTRF's net assets in excess of $100,000,000.

       As of July 2, 2001, when the reorganization of the Funds (both PTRF and PAGF) into separate series of the Trust became effective, the Investment Advisory Agreement was replaced by an Investment Management Agreement and an Administrative Services Agreement. These agreements designate Pearl Management Company as the Funds' Manager. The Manager has supervisory responsibility for the general management and investment of the Funds' assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds' shares. Effective July 2, 2001, the Manager's combined fees are at the annual rate of 0.86% of each Fund's average net assets up to $30,000,000 (computed at the beginning of each month); 0.77% of each Fund's net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.53% of each Fund's net assets in excess of $100,000,000.

       The Funds' expenses are limited by contract with the Manager. Through April 30, 2002, each Fund's total operating expenses in any year (including the Manager's fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) could not exceed 0.96% of the Fund's average net assets up to $30,000,000 (computed at the beginning of each month); 0.90% of the Fund's average net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.78% of the Fund's average net assets in excess of $100,000,000. Effective May 1, 2002, each Fund's total operating expenses in any year (including the Manager's fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.98% of the Fund's average net assets up to $100,000,000 (computed at the beginning of each month) and 0.78% of the Fund's average net assets in excess of $100,000,000. The Manager reimburses all the Funds' operating expenses beyond this limit.

       For 2002 expenses totaling $125,738 were reimbursed by the Manager beyond the expense limit for PTRF. PTRF remains liable to the Manager for a cumulative net total of $319,080 reimbursed expenses which are to be repaid by PTRF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover reimbursed expenses. The Manager has waived any right to recover any reimbursed expenses incurred before 2001, except for $5,265.

       For 2002 expenses totaling $52,276 were reimbursed by the Manager beyond the expense limit for PAGF. PAGF remains liable to the Manager for a cumulative net total of $111,088 reimbursed expenses which are to be repaid by PAGF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover reimbursed expenses.

       The Manager has agreed to continue the expense limit at least through December 31, 2007.

       The Manager and its Officers, Directors, and shareholders, as a group, owned 7.58% of PTRF's outstanding shares as of December 31, 2002. Entities affiliated with one or more Officers and Directors of the Manager owned 88.24% of PTRF's outstanding shares as of December 31, 2002.

       The Manager and its Officers, Directors, and shareholders, as a group, owned 7.54% of PAGF's outstanding shares as of December 31, 2002. Entities affiliated with one or more Officers and Directors of the Manager owned 90.72% of PAGF's outstanding shares as of December 31, 2002.

                           PEARL TOTAL RETURN FUND and
                          PEARL AGGRESSIVE GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)
                    PERIODS ENDED DECEMBER 31, 2002 AND 2001

6.     COMPENSATION. The Officers and two Trustees (David M. Stanley and Robert
       H. Solt) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds. The Funds' five Trustees who are not affiliated with the Manager are John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. DeJong, and David L. Evans. The Trustees received fees from the Funds of $36,000 for 2002 and $37,000 for 2001.

7. DISTRIBUTIONS. On January 31, 2003, Pearl Total Return Fund paid an income dividend of $.0944 per share from 2002 net investment income, to shareholders of record on December 31, 2002. On January 31, 2002, PTRF paid an income dividend of $.1199 per share from 2001 net investment income, to shareholders of record on December 31, 2001. For shareholders reinvesting dividends and distributions, each reinvestment date was the same as the record date.

       On January 31, 2003, Pearl Aggressive Growth Fund had no distribution. On January 31, 2002, PAGF paid an income dividend of $.0621 per share from 2001 net investment income and a long-term capital gains distribution of $.0966 per share from 2001 realized long-term capital gains, to shareholders of record on December 31, 2001. For shareholders reinvesting dividends and distributions, each reinvestment date was the same as the record date.

                               PEARL TOTAL RETURN
                              FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA
derived from the                                                      Year ended December 31,
financial statements:           -------   -----------------------------------------------------------------------------------------
                                  2002       2001      2000      1999        1998      1997      1996      1995     1994      1993
Net asset value,
 beginning of period .......... $ 10.75   $  10.54   $ 12.16   $ 10.45     $ 11.23   $ 10.94   $ 10.15   $  9.13  $  9.87   $  9.11
                                -------   --------   -------   -------     -------   -------   -------   -------  -------   -------
Income from Investment
 Operations

Net investment income .........    0.09       0.12      0.69      0.45        0.23      0.42      0.20      0.26     0.26      0.22

Net realized and unrealized
 gains (losses) on
 investments ..................   (1.25)      0.21     (0.50)     2.37        0.29      1.19      1.24      1.67    (0.58)     0.99
                                -------   --------   -------   -------     -------   -------   -------   -------  -------   -------
Total investment operations ...   (1.16)      0.33      0.19      2.82        0.52      1.61      1.44      1.93    (0.32)     1.21
                                -------   --------   -------   -------     -------   -------   -------   -------  -------   -------
Less Distributions (Note 7)

Dividends from net
 investment income ............   (0.09)     (0.12)    (0.69)    (0.45)      (0.23)    (0.42)    (0.20)    (0.26)   (0.26)    (0.22)
Distributions from net
 realized capital gains
 on investments ...............    None       None     (1.12)    (0.66)      (1.07)    (0.90)    (0.45)    (0.65)   (0.16)    (0.23)
                                -------   --------   -------   -------     -------   -------   -------   -------  -------   -------
Total distributions ...........   (0.09)     (0.12)    (1.81)    (1.11)      (1.30)    (1.32)    (0.65)    (0.91)   (0.42)    (0.45)
                                -------   --------   -------   -------     -------   -------   -------   -------  -------   -------
Net asset value,
 end of period ................ $  9.50   $  10.75   $ 10.54   $ 12.16     $ 10.45   $ 11.23   $ 10.94   $ 10.15  $  9.13   $  9.87
                                =======   ========   =======   =======     =======   =======   =======   =======  =======   =======
Total Return ..................  (10.75%)     3.13      1.56%    26.99%       4.60%    14.75%    14.19%    21.13%   (3.19%)   13.27%
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 (thousands of dollars)  ......  39,928     46,807    58,875    59,603      48,752    46,662    32,910    25,623    7,557     4,409
Ratio of net expenses to
 average net assets ...........    0.97%      0.94%     0.93%     0.92%       0.94%     0.93%     0.95%     1.06%    1.48%     1.38%
Ratio of gross expenses to
 average net assets ...........    1.26%      1.29%     1.05%     0.92%       0.94%     0.93%     0.95%     1.06%    1.48%     1.38%
Ratio of net investment income
 to average net assets ........    0.90%      0.95%     5.62%     3.85%       1.94%     3.82%     1.87%     4.52%    3.09%     4.19%
Ratio of investment income less
 gross expenses to average
 net assets ...................    0.61%      0.61%     5.50%     3.91%       2.00%     3.86%     1.91%     4.59%    3.26%     3.85%
Portfolio turnover (excluding
 money market mutual funds) ...      55%        50%       78%       85%         79%       55%       78%      102%      87%       71%

                       See notes to financial statements

                          PEARL AGGRESSIVE GROWTH FUND
                              FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA                                                     Period July 2, 2001
derived from the                                            Year Ended     (inception) through
financial statements:                                   December 31, 2002    December 31, 2001
                                                        -----------------    -----------------
Net asset value,
 beginning of period ...........................            $     9.90         $    10.00
                                                            ----------         ----------
Income from Investment Operations

Net investment income (loss) ...................                 (0.07)              0.06
Net realized and unrealized losses on
 investments ...................................                 (1.64)              0.00
                                                            ----------         ----------
Total investment operations ....................                 (1.71)              0.06
                                                            ----------         ----------
Less Distributions (Note 7)

Dividends from net
 investment income .............................                  None              (0.06)
Distributions from net
 realized capital gains on investments .........                  None              (0.10)
                                                            ----------         ----------
Total distributions ............................                  None              (0.16)
                                                            ----------         ----------
Net asset value,
 end of period .................................            $     8.19         $     9.90
                                                            ==========         ==========
Total Return ...................................                (17.27%)             0.60%
=========================================================================================

-----------------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
 (thousands of dollars) ........................                14,605             15,846
Ratio of net expenses to
 average net assets ............................                  0.98%              0.96% *
Ratio of gross expenses to
 average net assets ............................                  1.31%              2.07% *
Ratio of net investment income (loss)
 to average net assets .........................                 (0.82%)             1.48% *
Ratio of investment income (loss) less
 gross expenses to average net assets ..........                 (1.15%)             0.60% *
Portfolio turnover (excluding
 money market mutual funds) ....................                    56%                13% *

* Annualized

                       See notes to financial statements.